December 2, 2022

NIGHTSHARES 500 ETF

NIGHTSHARES 2000 ETF

NIGHTSHARES 100 ETF

NIGHTSHARES 500 1X/1.5X ETF

NIGHTSHARES 100 1X/1.5X ETF

NIGHTSHARES 500 COVERED CALL ETF

(Each a “Fund” and together the “Funds”)

Supplement to the Prospectus and Statement of Additional Information of each Fund

www.nightshares.com	1-833-NITE-ETF

Effective immediately, each Fund’s Prospectus and Statement of Additional Information are amended to reflect that Max Gokhman has resigned as Chief Investment Officer of the Adviser and is no longer a member of the Investment Management Team for the Funds.

Effective immediately, Bruce Lavine is added as a member of the Investment Management Team. Mr. Lavine has served as the Chief Executive Officer of the Adviser since its formation in June 2022. The Adviser offers ETFs designed to capture the night effect, as described in each Fund’s Prospectus. Prior to forming the Adviser, Mr. Lavine was one of the founders of the iShares business in 1999 where he acted as CFO and ran product development in the U.S. and then ran the European iShares business from 2003-2006. Bruce then became the President & COO of WisdomTree as it launched and spent 16 years there as an operator and Board Member.

As of December 2, 2022, Mr. Lavine did not manage any accounts other than the Funds.

You should read this supplement in conjunction with each Fund’s most recent Prospectus and Statement of Additional Information and retain it for future reference.